UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2021
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Stericycle, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2355 Waukegan Road
Bannockburn, Illinois 60015
(Address of principal executive offices including zip code)
(847) 367-5910
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRCL	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

We held our 2021 Annual Meeting of Stockholders on May 26, 2021.

At the meeting, stockholders voted on the following matters:

(1)the election to our Board of Directors of the 12 nominees for director named in the proxy statement;

(2)an advisory vote to approve executive compensation (the “say-on-pay” vote);

(3)approval of the Stericycle, Inc. 2021 Long-Term Incentive Plan;

(4)ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021;

(5)a stockholder proposal entitled “Improve our Excess Baggage Special Shareholder Meeting “Right”;” and

(6)a stockholder proposal with respect to amendment of our compensation clawback policy.

The results of this voting were as follows:

Election of Directors

	For	Against	Abstain	Broker Non-Vote
Robert S. Murley	82,720,900	265,925	33,552	2,952,820
Cindy J. Miller	82,696,447	200,608	123,322	2,952,820
Brian P. Anderson	82,604,269	383,384	32,724	2,952,820
Lynn D. Bleil	81,607,138	1,376,740	36,499	2,952,820
Thomas F. Chen	82,078,949	909,187	32,241	2,952,820
J. Joel Hackney, Jr.	82,552,228	435,861	32,288	2,952,820
Veronica M. Hagen	81,829,088	1,159,545	31,744	2,952,820
Stephen C. Hooley	82,327,936	661,779	30,662	2,952,820
James J. Martel	82,397,845	495,505	127,027	2,952,820
Kay G. Priestly	82,787,155	201,650	31,752	2,952,820
James L. Welch	82,608,102	285,245	127,030	2,952,820
Mike S. Zafirovski	81,779,339	1,208,675	32,363	2,952,820

Approval of Executive Compensation (the say-on-pay vote)

For	Against	Abstain	Broker Non-Vote
77,869,850	5,092,793	57,734	2,952,820

Approval of the Stericycle, Inc. 2021 Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Vote
79,228,947	3,754,401	37,029	2,952,820

Ratification of Appointment of Ernst & Young LLP

For	Against	Abstain	Broker Non-Vote
82,650,453	3,287,582	35,162	0

Stockholder Proposal Entitled “Improve Our Excess Baggage Special Shareholder Meeting “Right””

For	Against	Abstain	Broker Non-Vote
21,174,462	61,767,264	78,651	2,952,820

Stockholder Proposal With Respect to Amendment of Clawback Policy

For	Against	Abstain	Broker Non-Vote
19,504,011	63,385,810	130,556	2,952,820

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 27, 2021		Stericycle, Inc.

	By:	/s/ Janet H. Zelenka

Janet H. Zelenka
Executive Vice President, Chief Financial Officer and Chief Information Officer